MASSMUTUAL FUNDS
MassMutual Global Floating Rate Fund
(the “Fund”)
Supplement dated September 29, 2023 to the
Summary Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Summary Prospectus and any previous supplements.
The information for Martin Horne found under the heading Portfolio Manager(s) in the section titled Management is hereby removed.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management:
Oliver Harker-Smith is a Managing Director and portfolio manager for Barings’ European High Yield Investments Group. He has managed the Fund since September 2023.
Brian Pacheco, CFA is a Managing Director and portfolio manager for Barings’ U.S. High Yield Investments Group. He has managed the Fund since September 2023.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
GFR-23-02